                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 1, 1998
                       (Date of earliest event reported)


                            HELLER FINANCIAL, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


                 1-6157                                36-1208070
        (Commission File Number)          (IRS Employer Identification Number)

500 West Monroe Street, Chicago, Illinois                60661
(Address of principal executive offices)              (Zip Code)


                                (312) 441-7000
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On September 1, 1998, Heller Financial Inc. ("Registrant") commenced an offering from time to time under the Registration Statement on Form S-3 No. 333-58723 (the "Registration Statement") and pursuant to a Prospectus Supplement dated August 28, 1998 of up to $5,000,000,000 of Medium Term Notes, Series I, due from 9 months to 30 years from the date of issue.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c) Exhibits

1 Distribution Agreement dated as of September 1, 1998 between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc. and Warburg Dillon Read LLC

4(a) Form of Medium-Term Note, Series I (Fixed Rate) due from 9 months to 30 years from date of issue

4(b) Form of Medium-Term Note, Series I (Fixed Rate/Currency Indexed) due from 9 months to 30 years from date of issue

4(c) Form of Medium-Term Note, Series I (Floating Rate) due from 9 months to 30 years from date of issue

4(d) Form of Medium-Term Note, Series I (Floating Rate/Currency Indexed) due from 9 months to 30 years from date of issue

8    Opinion of Katten Muchin & Zavis

23   Opinion of Katten Muchin & Zavis (included in Exhibit 8)


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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 1998

                                       HELLER FINANCIAL, INC.

                                       By:  /s/ Lauralee E. Martin
                                            -----------------------------
                                            Lauralee E. Martin
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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

                                 EXHIBIT INDEX

Exhibit                                                           Sequentially
Number                                                           Numbered Pages
------                                                           --------------
1      Distribution Agreement dated as of September 1, 1998             5-70
       between Registrant and Merrill Lynch, Pierce, Fenner &
       Smith Incorporated, Chase Securities Inc., Citicorp
       Securities, Inc., Credit Suisse First Boston Corporation,
       BancAmerica Robertson Stephens, First Chicago Capital
       Markets, Inc., Goldman, Sachs & Co., Lehman Brothers
       Inc., J.P. Morgan Securities Inc. and Warburg Dillon
       Read LLC

4(a)   Form of Medium-Term Note, Series I (Fixed Rate) due from        71-82
       9 months to 30 years from date of issue

4(b)   Form of Medium-Term Note, Series I (Fixed Rate/Currency         83-96
       Indexed) due from 9 months to 30 years from date of issue

4(c)   Form of Medium-Term Note, Series I (Floating Rate) due         97-115
       from 9 months to 30 years from date of issue

4(d)   Form of Medium-Term Note, Series I (Floating Rate/Currency    116-136
       Indexed) due from 9 months to 30 years from date of issue

8      Opinion of Katten Muchin & Zavis                                  137

23     Consent of Katten Muchin & Zavis (included in Exhibit 8)

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